EXHIBIT 1
                                                                       ---------

                                    AGREEMENT


      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of NetSolve, Incorporated.

      EXECUTED as a sealed instrument this 10th day of February, 2000.


NEW ENTERPRISE ASSOCIATES IV, LIMITED PARTNERSHIP

By:   NEA PARTNERS IV, LIMITED PARTNERSHIP

By:            *
   -----------------------------
   Charles W. Newhall III
   General Partner


NEA PARTNERS IV, LIMITED PARTNERSHIP

By:            *
   -----------------------------
   Charles W. Newhall III
   General Partner


SPECTRA ENTERPRISE ASSOCIATES, LIMITED PARTNERSHIP

By:   NEA SPECTRA PARTNERS, LIMITED PARTNERSHIP

By:            *
   -----------------------------
   Charles W. Newhall III
   General Partner


NEA SPECTRA PARTNERS, LIMITED PARTNERSHIP

By:            *
   -----------------------------
   Charles W. Newhall III
   General Partner

SOUTHWEST ENTERPRISE ASSOCIATES, LIMITED PARTNERSHIP

By:   NEA SOUTHWEST PARTNERS, LIMITED PARTNERSHIP

By:            *
   -----------------------------
   Charles W. Newhall III
   General Partner


NEA SOUTHWEST PARTNERS, LIMITED PARTNERSHIP

By:            *
   -----------------------------
   Charles W. Newhall III
   General Partner


              *
--------------------------------
Cornelius C. Bond, Jr.


              *
--------------------------------
Frank A. Bonsal, Jr.


              *
--------------------------------
C. Richard Kramlich


              *
--------------------------------
Arthur J. Marks


              *
--------------------------------
Thomas C. McConnell


              *
--------------------------------
Charles W. Newhall III


              *
--------------------------------
C. Vincent Prothro

                                     *By:
                                          -----------------------------------
                                          Nancy L. Dorman, in her individual
                                          capacity and as Attorney-in-Fact

--------------------------------------------------------------------------------

This Schedule 13G was executed by Nancy L. Dorman pursuant to Power of Attorney filed with the Securities and Exchange Commission on February 13, 1992 in connection with a Schedule 13G for Advanced Interventional Systems Inc., which Power of Attorney is incorporated herein by reference and a copy of which is attached hereto as Exhibit 2.